____________________	____________________
Name of Purchaser	Agreement No.

SECURITIES PURCHASE AGREEMENT

NANOSENSORS, INC.

Up to $1,500,000 of Units

Each Unit consisting of one share of Common Stock and one Common Stock
Purchase Warrant, each entitling the holder to purchase one share of Common Stock.

Maximum of 150,000,000 shares of Common Stock and 150,000,000 Warrants

Offering Price - $0.01 per Unit, Minimum Investment $50,000
(Common Stock, Par Value $.001 per share)

 In the event you decide not to participate in this offering please return this Securities Purchase Agreement to the principal office of the Company as set forth below.

NANOSENSORS, INC.
1800 Wyatt Drive, Suite #2
Santa Clara, CA 95054
Telephone: (408) 855-0051

Dated: May 11, 2006

CONFIDENTIAL SECURITIES PURCHASE AGREEMENT

INSTRUCTIONS:

Items to be delivered by all Purchasers:

a.	One (1) completed and executed Securities Purchase Agreement, including the Investor Questionnaire.

b.	One (1) completed and executed Registration Rights Agreement, including the Selling Security Holder Questionnaire annexed thereto.

c.
Payment in the amount of subscription, by wire transfer of funds or check. All checks should be made payable to “Signature Bank as Escrow Agent For NanoSensors, Inc.” in the total amount of the Units subscribed for.

d.	Wired funds should be made according to directions from the Company or the Selling Agents.

THE PURCHASER IS RESPONSIBLE FOR ALL WIRE TRANSFER FEES IMPOSED BY THE PURCHASER’S  BANK.

The following exhibits constitute a part of this Agreement:

EXHIBIT A:  INVESTOR QUESTIONNAIRE

EXHIBIT B:  FORM OF WARRANT

EXHIBIT C:  REGISTRATION RIGHTS AGREEMENT

EXHIBIT D: ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2005

EXHIBIT E:  QUARTERLY REPORT ON FORM 10-QSB FOR THE FISCAL QUARTER ENDED FEBRUARY 28, 2006

EXHIBIT F:  CURRENT REPORT ON FORM 8-K DATED MAY 8, 2006

ALL DOCUMENTS SHOULD BE RETURNED TO THE SELLING AGENT FROM WHOM THE PURCHASER INITIALLY RECEIVED SUCH DOCUMENTS

ii

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”), is made by and among those purchasers indicated on the signature page to this Agreement (referred to collectively as the “Purchasers”), and NANOSENSORS, INC., a Nevada corporation (the “Company”). For each Purchaser, this Agreement shall be deemed made as of the later of the date that it is executed by such Purchaser and the Company.

Article I
SALE OF UNITS

1.1  Sale of Units. The Company has authorized the sale of the up to an aggregate of $1,000,000 of Units of the Company’s securities and an additional $500,000 of Units as an oversubscription amount for a per Unit purchase price of $50,000 (the “Purchase Price”). Each $50,000 Unit consists of 5,000,000 shares of the Company’s Common Stock (the “Shares”) and warrants to purchase an additional 5,000,000 shares of the Company’s Common Stock (the “Warrants” and the shares of Common Stock issuable upon exercise of the Warrants are the “Warrant Shares”).

1.2  Purchase Price. Subject to the terms and conditions hereof and on the basis of the representations and warranties hereinafter set forth, the Company hereby agrees to issue and sell to each Purchaser, and each Purchaser agrees to purchase from the Company, upon the Closing (as defined in Section 1.4 hereof), the number of Units as described herein for the applicable Purchase Price as set forth on the signature page of this Agreement executed by such Purchaser. The number of Units purchased hereunder by a Purchaser (and the corresponding Purchase Price payable by such Purchaser for the Units being purchased by it) shall be as specified on the signature page of this Agreement executed by such Purchaser. The Company may reject any subscription in whole or in part and the Company may agree to issue fractional Units hereunder. This offer is only being made to “accredited investors” (as defined in Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”)) in reliance upon an exemption from registration under Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder, and on similar exemptions under applicable state laws. The Company and Selling Agents (defined below) may accept subscriptions for less than a whole Unit in their sole discretion.

1.3  Offering Period. The Units are being offering (the “Offering”) during the offering period commencing on May 11, 2006 and terminating on the earlier of (a) June 11, 2006 or (b) the date on which all Units authorized for sale (including the oversubscription amount) have been sold, unless extended by the Company and the selling agents for up to an additional 30 days (the “Offering Period”).

1.4 No Minimum; Multiple Closings. The Purchaser acknowledges and agrees that all subscription amounts will be deposited in an escrow account maintained by the Company and that there is no minimum Offering amount necessary for the funds to be released to the Company. Subject to the escrow conditions discussed below, funds may be released to the Company and closings held, from time to time, as determined by the Company at any time during the Offering Period. The final Closing shall be either the date of which this Offering is fully subscribed or the last date during the Offering Period on which the Company accepts a subscription, whichever is latest. Each closing of the transactions contemplated hereunder (the “Closing”) shall be deemed to occur at the offices of Goldstein & DiGioia, LLP, 45 Broadway, 11th Floor, New York, New York 10006, or at such other place as shall be mutually agreeable to the parties, at 11:00 a.m., New York Time, on such other date as be mutually agreeable to the parties.

1.5  Closing Matters. At each Closing the following actions shall be taken:

(a)  Each Purchaser shall deliver its Purchase Price in immediately available United States funds to the escrow account established for the Offering; and

(b)  Subject to the provisions of Section 1.7 hereof, the Company shall deliver certificates representing the Shares and Warrants comprising the amount of Units subscribed for to each Purchaser.

(c) The Company intends to use the proceeds derived from this sale to satisfy its working capital requirements, however an amount of up to $90,000 may be used for payments of accrued compensation. Management reserves the right to utilize the net proceeds of the sale in a manner in the best interests of the Company. The amount of the net proceeds that will be invested in particular areas of the Company’s business will depend upon future economic conditions and business opportunities. To the extent that the Company continues to incur losses from operations, such losses will be funded from its general funds, including the net proceeds of this sale.

1.6 Description of Warrants. The following discussion is subject to the terms and conditions of the Warrants, a copy of which is annexed hereto as Exhibit B, and Purchasers are referred to the form of the Warrant for more detailed information.

 (a) Each Warrant will entitle the holder to purchase one share of Common Stock (“Warrant Shares”) at an initial exercise price of $0.04 per share, subject to adjustments in the event we (A) declare a dividend or make a distribution on our common stock in shares of our common stock, (B) subdivide or reclassify the outstanding shares of common stock into a greater number of shares, (C) combine or reclassify the outstanding common stock into a smaller number of shares or (D) issue shares of Common Stock or other securities at a price below the per share Purchase Price. The Warrants may be exercised in whole or in part at any time during the five year period commencing on the date of issuance. The Warrants may be exercised on a cashless basis in the event the registration statement contemplated by the Registration Rights Agreement (defined below) is not declared effective within six months of the final Closing, or such registration statement is not maintained effective for the period specified in the Registration Rights Agreement.

(b) Commencing twelve months after the effective date of the registration statement contemplated by the Registration Rights Agreement (attached hereto as Exhibit C and referred to herein as the “Registration Rights Agreement”), the Company, at its option, may redeem some or all of the Warrants upon not less than thirty (30) days nor more than sixty (60) days prior written notice to the Warrant Holder at a redemption price of $0.01 per Warrant only in the event that the closing bid price of our Common Stock is at least 300% of the exercise price for twenty (20) consecutive trading days prior to the date of the notice of redemption and the Warrant Shares are covered by a registration statement declared effective by the Securities and Exchange Commission. A Warrant holder may exercise the Warrants during the period from the date of notice of redemption until 5:00 Eastern Time on the business day immediately preceding the redemption date.

1.7 Escrow of Funds; Holdback; Appointment. (a) All proceeds received by from Purchasers as consideration for the purchase of the Units will be deposited in an escrow account. Closings will be held from time to time as agreed upon by the Company and the Selling Agents. An amount equal to 60% of the aggregate Purchase Price paid shall be retained in the escrow account (the “Escrowed Funds”) until the occurrence of (i) the registration statement contemplated by the Registration Rights Agreement entered into among the Company and the Purchasers is declared effective by the U.S. Securities and Exchange Commission and (ii) the Company has (A) obtained the approval of the requisite number of its stockholders necessary to amend its Certificate of Incorporation to increase the number of authorized shares of Common Stock to 950,000,000 shares of Common Stock, (B) complied with its obligations under the rules and regulations established by the U.S. Securities and Exchange Commission for obtaining such shareholder approval; and (C) filed an Amendment to its Certificate of Incorporation and such certificate shall have been accepted for filing by the Secretary of State for the State of Nevada.

(b)  Until such time as the Company has satisfied its obligations as described in Section 1.7(a), the Company shall not be required to issue certificates representing the number of Shares and Warrants allocable to the Escrowed Funds until such time as the funds are released to the Company from escrow. The Shares and Warrants representing the Escrowed Funds may be referred to as the “Holdback Securities”.

(c) Upon the Company’s satisfaction of these conditions, the Company shall be authorized to execute and deliver instructions to the escrow agent for the release to the Company of such Escrowed Funds; provided, however, that Meyers Associates, L.P., as the agent for the Purchasers, countersigns such instructions. Each Purchaser hereby designates Meyers Associates, L.P., a Selling Agent, as its representative and agent for the purpose of verifying the Company’s compliance with its obligations under this Section 1.7 and countersigning such escrow release instructions. Immediately following the Company’s delivery of countersigned escrow release instructions to the escrow agent pursuant to this Section 1.7(c), the Company shall cause the Holdback Securities to be delivered to the Purchasers.

(d) In the event the Company is unable to (i) have the U.S. Securities and Exchange Commission declare the registration statement contemplated by the Registration Rights Agreement effective within six months of the final Closing Date, or (ii) rightfully cause its Certificate of Incorporation to be amended to increase the number of shares of authorized Common Stock to 950,000,000 shares, then each Purchaser shall have the right to demand the Company to instruct the escrow agent to return the Escrowed Funds to each Purchaser. In the event a Purchaser delivers such a demand to the Company, the Company shall promptly instruct the escrow agent to release and return the Escrowed Funds allocable to such Purchaser. Upon the return of such Purchaser’s Escrowed Funds, such Purchaser’s subscription for Units shall be deemed modified in order to cancel its subscription for the amount of Escrowed Funds returned. Upon the Company’s authorization to the escrow agent to return such Escrowed Funds, the Company shall have no further liability to issue and deliver the Holdback Securities, which securities shall be deemed cancelled.

(e)  Notwithstanding the foregoing, a particular Purchaser may consent to the release of some or all of its Purchase Price that has been designated as Escrowed Funds to the Company regardless of the Company’s satisfaction of its obligations as described in this Section 1.7 by furnishing the Company and Meyers Associates with written notice of such election. Upon its receipt of such an election, the Company shall be entitled to submit a release instruction to the escrow agent for such Escrowed Funds, which such instruction must be countersigned by Meyers Associates, and upon its delivery to the escrow agent of such a duly executed instruction letter, the Company shall cause the certificates representing the Holdback Securities to be delivered to such Purchaser.

1.8 Certain Reports Filed Under the Securities Exchange Act of 1934. Annexed to this Agreement are the Company’s (i) Annual Report on Form 10-KSB for the fiscal year ended November 30, 2005 (the “Annual Report”), (ii) Quarterly Report on Form 10-QSB for the fiscal quarter ended February 28, 2006 (the “Quarterly Report”) and (iii) Current Report on Form 8-K dated May 8, 2006 concerning the Company’s intention to undertake this Offering (the “Current Report”). The foregoing reports comprise an integral part of this Agreement and each Purchaser is urged to read each such report in its entirety. The Annual Report, Quarterly Report and Current Report may be collectively referred to herein as the “SEC Reports”.

Article II
REPRESENTATIONS AND WARRANTIES OF COMPANY

The Company hereby represents and warrants to the Purchasers as of the date of this Agreement as follows:

   (A) The Company is duly organized, validly existing and in good standing under the laws of its state of incorporation, with all requisite power and authority to own, lease, license, and use its properties and assets and to carry out the business in which it is engaged, except where the failure to have or be any of the foregoing may not be expected to have a material adverse effect on the Company’s presently conducted businesses. The Company is not in violation of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing or use of property or assets or the conduct of its business make such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in (i) a material and adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company, taken as a whole, or (iii) an adverse impairment to the Company’s ability to perform on a timely basis its obligations hereunder (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(B) The Company is authorized to issue 500,000,000 shares of Common Stock, $.001 par value per share and 20,000,000 shares of Preferred Stock, $.001 par value per share. No securities of the Company are entitled to preemptive or similar rights, and no entity or person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement unless any such rights have been waived. Except as (i) a result of the purchase and sale of the Units, (ii) as disclosed in the Company’s SEC Reports and (iii) as described in Section II(J) below, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any entity or person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Units will not (except pursuant to their terms thereunder), immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any entity or person and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

(C) The Company has the requisite corporate power and authority to enter into, deliver and consummate the transactions contemplated by this Agreement, to issue and sell the Units and deliver the Shares and Warrants, and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation by it of the transactions contemplated thereby have been duly authorized by the Company and no further action is required by the Company in connection therewith, other than the Company’s obligations in connection with increasing its authorized capital stock, as described in Section 5.6(d) below. When executed and delivered by the Company, this Agreement will constitute the legal, valid and binding obligation of the Company, enforceable as to the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance or transfer, moratorium or other laws or court decisions, now or hereinafter in effect, relating to or affecting the rights of creditors generally and as may be limited by general principles of equity and the discretion of the court having jurisdiction in an enforcement action (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(D) Other than the Company’s obligations in connection with increasing its authorized capital stock, as described in Section 5.6(d) below, no consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or any other tribunal is required by the Company for the execution, delivery or performance by the Company of this Agreement or the execution, issuance, sale or delivery of the Units.

(E) The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person or entity in connection with the execution, delivery and performance by the Company of this Agreement or the issuance, sale or delivery of the Units other than (i) any filings required by state securities laws, (ii) the filing of a Notice of a Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iii) those that have been made or obtained prior to or contemporaneously with the date of this Agreement and (iv) the approval of the Company’s stockholders for the Company to amend its Certificate of Incorporation in order to increase its authorized capital stock.

(F) Other than the Company’s obligations in connection with increasing its authorized capital stock, as described in Section 5.6(d) below, the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) violate, conflict with, or constitute a default or breach (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(G) The Shares and Warrants comprising the Units have been duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, will not be issued in violation of any preemptive or other rights of stockholders, and will be issued free and clear of all liens and encumbrances, other than restrictions on transfer under applicable securities laws. Effective upon the Company’s amendment of its Certificate of Incorporation to increase the amount of its authorized capital stock, the Company will reserve all of the Shares and Warrant Shares from its duly authorized capital stock.

(H) Since December 30, 2005, the Company has filed all reports required to be filed by it under the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the period from December 30, 2005 and ending as of the date hereof (or such shorter period as the Company was required by law to file such reports) on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles in the United States applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(I) Litigation.  Except as disclosed in the SEC Reports, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates that would affect the execution by the Company or the performance by the Company of its obligations under this Agreement, and all other agreements entered into by the Company relating hereto.  Except as disclosed in the SEC Reports, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates which litigation if adversely determined could have a material adverse effect on the Company.

(J) No Undisclosed Liabilities.  Except for the Company’s obligation to issue warrants to an investor arising out of the Company’s failure to file a registration statement pursuant to a certain Subscription Agreement entered into as of November 10, 2005, the Company has no liabilities or obligations which are material, individually or in the aggregate, which are not disclosed in the SEC Reports, other than those incurred in the ordinary course of the Company’s businesses since April 19, 2006 and which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the Company’s financial condition.

(K) No Undisclosed Events or Circumstances.  Since April 19, 2006, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Reports.

(L) Dilution.  The Company’s executive officers and directors have studied and fully understand the nature of the Units being sold hereby and recognize that they have a potential dilutive effect on the interests of other holders of the Company’s securities.  The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company.

Article III
REPRESENTATIONS AND WARRANTIES OF PURCHASERS

By signing this Agreement, each undersigned Purchaser hereby represents and warrants to the Company as follows as an inducement to the Company to accept the subscription of the Purchaser:

(A) The Purchaser acknowledges and agrees that (i) the offering and sale of the Units are intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder, (ii) the Units have not been registered under the Securities Act and (iii) that the Company has represented to the Purchaser (assuming the veracity of the representations of the Purchaser made herein and in the Questionnaire annexed hereto at Exhibit A) that the Units, Shares, Warrants and Warrant Shares (collectively, the “Securities”) have been offered and sold by the Company in reliance upon an exemption from registration provided in Section 4(2) of the Securities Act and Regulation D thereunder. In accordance therewith and in furtherance thereof, the Purchaser represents and warrants to and agrees with the Company that it is an accredited investor (as defined in Rule 501 promulgated under the Securities Act) because the purchaser is [Please check statements applicable to the Purchaser]:

☐	a bank as defined in Section 3(a)(2) of the Securities Act;

☐	a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act;

☐	a broker or dealer registered pursuant to Section 15 of the Exchange Act;

☐	an insurance company as defined in Section 2(13) of the Securities Act;

☐	an investment company registered under the Investment Company Act of 1940, as amended or a business development company as defined in Section 2(a)(48) of such act;

☐	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐
an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

☐
an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐	a natural person whose individual net worth or joint net worth with that person's spouse, at the time of his purchase exceeds $l,000,000;

☐
a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐
a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Exchange Act; or

☐
an entity in which all of the equity owners are accredited investors. (If this alternative is checked, the Purchaser must identify each equity owner and provide statements signed by each demonstrating how each qualifies as an accredited investor.)

☐
a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, if such plan has total assets in excess of $5,000,000

☐	a director or officer of the Company.

(B) The Purchaser hereby represents and warrants that the Purchaser is acquiring the Units hereunder for its own account for investment and not with a view to distribution, and with no present intention of distributing the Units or selling the Units for distribution. The Purchaser understands that the Units are being sold to the Purchaser in a transaction which is exempt from the registration requirements of the Securities Act. Accordingly, the Purchaser acknowledges that it has been advised that the Units have not been registered under the Securities Act and are being sold by the Company in reliance upon the veracity of the Purchaser’s representations contained herein and upon the exemption from the registration requirements provided by the Securities Act and the securities laws of all applicable states. The Purchaser's acquisition of the Units shall constitute a confirmation of the foregoing representation and warranty and understanding thereof.

(C) The Purchaser (or its “Purchaser Representative” if any) has such knowledge and experience in financial and business matters as is required for evaluating the merits and risks of making this investment, and the Purchaser or its Purchaser Representative(s) has received such information requested by the Purchaser concerning the business, management and financial affairs of the Company in order to evaluate the merits and risks of making this investment. Further, the Purchaser acknowledges that the Purchaser has had the opportunity to ask questions of, and receive answers from, the officers of the Company concerning the terms and conditions of this investment and to obtain information relating to the organization, operation and business of the Company and of the Company's contracts, agreements and obligations or needed to verify the accuracy of any information contained herein or any other information about the Company. Except as set forth in this Agreement, no representation or warranty is made by the Company to induce the Purchaser to make this investment, and any representation or warranty not made herein or therein is specifically disclaimed and no information furnished to the Purchaser or the Purchaser's advisor(s) in connection with the sale were in any way inconsistent with the information stated herein. The Purchaser further understands and acknowledges that no person has been authorized by the Company to make any representations or warranties concerning the Company, including as to the accuracy or completeness of the information contained in this Agreement.

(D) The Purchaser is making the foregoing representations and warranties with the intent that they may be relied upon by the Company in determining the suitability of the sale of the Units to the Purchaser for purposes of federal and state securities laws. Accordingly, each Purchaser represents and warrants that the information stated herein is true, accurate and complete, and agrees to notify and supply corrective information promptly to the Company as provided above if any of such information becomes inaccurate or incomplete. The Purchaser has completed this Agreement and Questionnaire, has delivered it herewith and represents and warrants that it is accurate and true in all respects and that it accurately and completely sets forth the financial condition of the Purchaser on the date hereof. The Purchaser has no reason to expect there will be any material adverse change in its financial condition and will advise the Company of any such changes occurring prior to the closing or termination of the Offering.

(E) The Purchaser is not subscribing for any of the Units as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Purchaser in connection with investments in Units generally.

(F) The Purchaser has received certain information regarding the Company, including this Agreement, and other accompanying documents of the Company receipt of which is hereby acknowledged. The Purchaser has carefully reviewed all information provided to it and has carefully evaluated and understands the risks described therein related to the Company and an investment in the Company, and understands and has relied only on the information provided to it in writing by the Company relating to this investment. No agent prepared any of the information to be delivered to prospective investors in connection with this transaction. Prospective investors are advised to conduct their own review of the business, properties and affairs of the Company before subscribing to purchase the Units.

(G) The Purchaser also understands and agrees that, although the Company will use its best efforts to keep the information provided in this Agreement strictly confidential, the Company or its counsel may present this Agreement and the information provided in answer to it to such parties as they may deem advisable if called upon to establish the availability under any federal or state securities laws of an exemption from registration of the private placement or if the contents thereof are relevant to any issue in any action, suit or proceeding to which the Company or its affiliates is a party, or by which they are or may be bound or as otherwise required by law or regulatory authority.

(H) The individual signing below on behalf of any entity hereby warrants and represents that he/she is authorized to execute this Agreement on behalf of such entity. If an individual, the Purchaser has reached the age of majority in the state in which the Purchaser resides. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action, if any, in respect thereof on the part of Purchasers and no other proceedings on the part of Purchasers are necessary to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Purchasers and constitutes a valid and binding obligation of Purchasers, enforceable against Purchasers in accordance with its terms (subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (whether applied in a proceeding in equity or at law)).

(I) The Purchaser is aware that the offering of the Units involves securities for which only a limited trading market exists, thereby requiring any investment to be maintained for an indefinite period of time. The purchase of the Units involves risks which the Purchaser has evaluated, and the Purchaser is able to bear the economic risk of the purchase of such Units and the loss of its entire investment. The undersigned is able to bear the substantial economic risk of the investment for an indefinite period of time, has no need for liquidity in such investment and can afford a complete loss of such investment. The Purchaser's overall commitment to investments that are not readily marketable is not, and his acquisition of the Units will not cause such overall commitment to become, disproportionate to his net worth and the Purchaser has adequate means of providing for its current needs and contingencies.

(J) The Purchaser acknowledges and agrees that there is no “minimum” offering amount for the Units and that subject to the terms of the escrow arrangement discussed above, funds may be immediately released to the Company.

(K) In entering into this Agreement and in purchasing the Units, the Purchaser further acknowledges that:

(i) The Company has informed the Purchaser that the Units have not been offered for sale by means of general advertising or solicitation and the Purchaser acknowledges that it has either a pre-existing personal or business relationship with either the Company or any of its officers, directors or controlling person, of a nature and duration such as would enable a reasonable prudent investor to be aware of the character, business acumen, and general business and financial circumstances of the Company and an investment in the Units.

(ii) Neither the Units nor any interest therein may be resold by the Purchaser in the absence of a registration under the Securities Act or an exemption from registration. In particular, the Purchaser is aware that all of the foregoing described Units will be “restricted securities”, as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144, unless the conditions thereof are met. Other than set forth in this Agreement, the Company has no obligation to register any securities purchased or issuable hereunder.

(iii) The following legends (or similar language) shall be placed on the certificate(s) or other instruments evidencing the Shares, Warrants and Warrant Shares:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH NOTES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH NOTES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH NOTES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

(iv) The Company may at any time place a stop transfer order on its transfer books against the Units. Such stop order will be removed, and further transfer of the Units will be permitted, upon an effective registration of the respective Units, or the receipt by the Company of an opinion of counsel satisfactory to the Company that such further transfer may be effected pursuant to an applicable exemption from registration.

(L) The Company has employed its own legal counsel in connection with the Offering. The Purchasers have not been represented by independent counsel in connection with the preparation of this Agreement or the terms of this Offering and no investigation of the merits or fairness of the Offering has been conducted on behalf of the Purchasers. Prospective Purchasers should consult with their own legal, tax and financial advisors with respect to the Offering made pursuant to this Agreement.

(M)  ______________ (insert name of Purchaser Representative: if none leave blank) has acted as the Purchaser’s Purchaser Representative for purposes of the private placement exemption under the Act. If the Purchaser has appointed a Purchaser Representative (which term is used herein with the same meaning as given in Rule 501(h) of Regulation D), the Purchaser has been advised by his Purchaser Representative as to the merits and risks of an investment in the Company in general and the suitability of an investment in the Units for the Purchaser in particular.

(N) The undersigned hereby acknowledges that officers, affiliates, employees and directors of the Company and/or the Selling Agents may purchase Units in the Offering.

(O) It never has been represented, guaranteed or warranted by any Selling Agent, the Company, any of the officers, directors, stockholders, partners, employees or agents of the Company, or any other persons, whether expressly or by implication, that: (i) the Company or the Purchasers will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company’s activities or the Purchaser’s investment in the Company; or (ii) the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the Units or of the Company's activities.

(P) The Purchaser acknowledges that any delivery to it of this Agreement relating to the Units prior to the determination by the Company of its suitability as a Purchaser shall not constitute an offer of the Units until such determination of suitability shall be made, and the Purchaser hereby agrees that it shall promptly return this Agreement and the other Offering documents to the Company upon request. The Purchaser understands that the Company shall have the right to accept or reject this subscription in whole or in part. Unless this subscription is accepted in whole or in part by the Company, this subscription shall be deemed rejected in whole.

Article IV
INDEMNIFICATION

4.1  Indemnification by the Company. The Company agrees to defend, indemnify and hold harmless the Purchasers and shall reimburse Purchasers for, from and against each claim, loss, liability, cost and expense (including without limitation, interest, penalties, costs of preparation and investigation, and the reasonable fees, disbursements and expenses of attorneys, accountants and other professional advisors) (collectively, “Losses”) directly or indirectly relating to, resulting from or arising out of any untrue representation, misrepresentation, breach of warranty or non-fulfillment of any covenant, agreement or other obligation by or of the Company contained herein or in any certificate, document, or instrument delivered to Purchasers pursuant hereto.

4.2   Indemnification by Purchasers. Purchasers agrees to defend, indemnify and hold harmless the Company and shall reimburse The Company for, from and against all Losses directly or indirectly relating to, resulting from or arising out of any untrue representation, misrepresentation, breach of warranty or non-fulfillment of any covenant, agreement or other obligation of the Purchasers contained herein or in any certificate, document or instrument delivered to the Company pursuant hereto.

4.3  Procedure. The indemnified party shall promptly notify the indemnifying party of any claim, demand, action or proceeding for which indemnification will be sought under Sections 4.1 or 4.2 of this Agreement, and, if such claim, demand, action or proceeding is a third party claim, demand, action or proceeding, the indemnifying party will have the right at its expense to assume the defense thereof using counsel reasonably acceptable to the indemnified party. The indemnified party shall have the right to participate, at its own expense, with respect to any such third party claim, demand, action or proceeding. In connection with any such third party claim, demand, action or proceeding, Purchasers and the Company shall cooperate with each other and provide each other with access to relevant books and records in their possession. No such third party claim, demand, action or proceeding shall be settled without the prior written consent of the indemnified party, which shall not be unreasonably withheld. If a firm written offer is made to settle any such third party claim, demand, action or proceeding and the indemnifying party proposes to accept such settlement and the indemnified party refuses to consent to such settlement, then: (i) the indemnifying party shall be excused from, and the indemnified party shall be solely responsible for, all further defense of such third party claim, demand, action or proceeding; and (ii) the maximum liability of the indemnifying party relating to such third party claim, demand, action or proceeding shall be the amount of the proposed settlement if the amount thereafter recovered from the indemnified party on such third party claim, demand, action or proceeding is greater than the amount of the proposed settlement.

ARTICLE V
OTHER AGREEMENTS

5.1   Selling Agent Compensation. The Company intends to engage registered broker-dealers to serve as selling agents (the “Selling Agents”), for the sale of the Units and pay commissions and other compensation to the Selling Agents who procure purchasers of the Units. We will pay and issue to each Selling Agent (i) a fee of 10% of the gross proceeds of the sale of the Units to Purchasers procured by such Selling Agent; (ii) a non-accountable expense allowance equal to 3% of the gross proceeds of the sale of Units to such Purchasers; and (iii) a warrant (the “Agent Warrants”) to purchase such number of Shares and Warrants as equals 20% of the total number of Units sold in the Offering to Purchasers procured by each Selling Agent. Each Selling Agent shall also receive a warrant solicitation fee of 10% of the cash proceeds from the exercise of the Warrants by those purchasers procured by such Selling Agent in this Offering that exercised such Warrants and for whom such Selling Agent was properly designated as the soliciting broker. Agent Warrants shall be exercisable at the per share Purchase Price for a period of five years from the date of issuance. Each Selling Agent has also been granted the right, on a pro-rata basis, of first refusal for a period of 24 months from the final Closing Date to serve as the Company’s agent on any subsequent financing transaction, including public or private offerings of equity or debt securities, excluding commercial bank financing arrangements and grants from federal, state or local government entities.

5.2 Anti-Dilution Protection. (a)  If during the period commencing on the final Closing and ending upon the date which is 180 days from the effective date of the registration statement required to be filed by the Company pursuant to the Registration Rights Agreement, the Company sells additional shares of Common Stock in a capital raising transaction, or securities convertible into or exercisable for shares of common stock (or agrees to modify any such securities which are outstanding prior to Closing) (collectively, the “New Shares”) for a purchase price or conversion or exercise price that is less than the Purchase Price without the consent of the Purchasers, then the Company shall issue, for each such occasion, subject to the exceptions set forth below, such number of additional shares of Common Stock so that per share Purchase Price of the Shares issued hereunder to a Purchaser (of only the Shares, Warrants or Warrant Shares still owned by the Purchaser) is equal to such other lower price per share. In addition, in such an event, the terms of the Warrants shall be similarly adjusted in accordance with the terms and conditions thereof. The number of additional Shares issued to each Purchaser pursuant to this anti-dilution protection will be rounded down to the nearest whole share and no fractional shares will be issued.

(b)  Notwithstanding the foregoing, the following issuances and transactions by the Company shall not result in any issuance of additional shares of Common Stock (or in any adjustment to the Warrants) to Purchasers in the Offering: (i) upon the exercise or conversion of any warrants, options or convertible securities issued and outstanding as of the date hereof or issued hereafter under the Company’s Employee Stock Option Plan (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like, and net of any repurchases of such Units or cancellations or exemptions of such options, warrants or other rights); (ii) shares of Common Stock issued hereunder or issuable upon exercise of warrants issued in connection with the Offering to either a Purchaser or to Selling Agents; (iii) shares of Common Stock (or securities convertible into or exercisable for shares of Common Stock) which may be issued to consultants, vendors, or distributors to the Company as consideration for services provided to the Company or to third parties in connection with a joint venture, strategic alliance or other commercial relationship with such third party relating to the operation of the Company’s business, the primary purpose of which is not to raise equity capital; (iv) the reduction in the exercise price of the common stock purchase warrants issued and outstanding prior to the commencement of the Offering as contemplated in Section 5.7 of this Agreement; and (v) shares of Common Stock or other securities issued in connection with any stock split, stock dividend or recapitalization of the Company.

(c)  Within 15 days following any transaction by the Company which would result in the Purchasers in the Offering being entitled to additional shares of Common Stock hereunder, the Company shall provide written notice of such transaction to each Purchaser of the terms of such transaction and shall, within 30 days of consummation of such transaction, deliver share certificates to the Purchasers representing any additional Shares. Any such additional Shares shall be included in the term “Registrable Securities” as defined in the Registration Rights Agreement between the Company and the Purchaser.

5.3 Conditions Precedent to the Obligations of the Purchasers to Purchase Units. The obligation of each Purchaser to acquire Units at the Closing is subject to the satisfaction or waiver by such Purchaser, at or before the Closing, of each of the following conditions:

(a) the representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;

(b) the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement, the Registration Rights Agreement and any other agreement or instrument executed in connection with the Offering (collectively, the “Transaction Documents”) to be performed, satisfied or complied with by it at or prior to the Closing;

(c) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by any Transaction Document;

(d)  since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would be expected to have or result in a (i) an adverse effect on the legality, validity or enforceability of any Transaction Document, or (ii) a material and adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company;

(e) the Company and the Purchasers shall execute and deliver a Registration Rights Agreement substantially in the form of Exhibit C; and

(f)  the Company shall have obtained such agreements and documents as are reasonably required to lock-up the Shares and Warrants issued to those Purchasers that were referred to a Selling Agent by the Company’s management for a period of time commencing on the Closing Date and until six months from the date that such Shares or Warrant Shares may be sold publicly pursuant to the registration statement contemplated by the Registration Rights Agreement or under Rule 144, promulgated by the Securities and Exchange Commission.

5.4 Conditions Precedent to the Obligations of the Company to sell Units. The obligation of the Company to sell Units at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a) the representations and warranties of each Purchaser contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;

(b) each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Investor at or prior to the Closing;

(c) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(d) the Company and the Purchasers shall execute and deliver a Registration Rights Agreement substantially in the form of Exhibit C; and

(e) the Company shall have obtained such agreements and documents as are reasonably required to lock-up the Shares and Warrants issued to those Purchasers that were referred to a Selling Agent by the Company’s management for a period of time commencing on the Closing Date and until six months from the date that such Shares or Warrant Shares may be sold publicly pursuant to the registration statement contemplated by the Registration Rights Agreement or under Rule 144, promulgated by the Securities and Exchange Commission.

5.5 Right of Participation.

(a) Offered Securities. For a period of twelve (12) months from the Effective Date of the Registration Statement, the Company will not, directly or indirectly, effect a subsequent financing of its securities (whether structured as debt or equity), unless in each such case the Company shall have first offered to sell to the Purchasers in this Offering an amount of the securities offered in such subsequent financing equal to either (a) 100% of the securities offered in such subsequent financing if the subsequent financing is for an amount no greater than the total amount of Units sold in this Offering or (b) 50% of the securities offered in such subsequent financing if the subsequent financing is for an amount in excess of the total amount of Units sold in this Offering (the securities to be offered to Purchasers pursuant to this Section being referred to herein in the “Offered Securities”). The Company shall offer to sell to each Purchaser (A) such Purchaser’s pro rata share of the Offered Securities (the “Basic Amount”), and (B) such additional portion of the Offered Securities as such Purchaser shall indicate it will purchase should the other Purchasers subscribe for less than their Basic Amounts (the “Undersubscription Amount”), at a price and on such other terms as shall have been specified by the Company in writing delivered to such Purchaser (the “Offer”), which Offer by its terms shall remain open and irrevocable for a period of not less than five (5) business days from such Purchaser’s receipt of the terms of the Offer in writing (the “Offer Period”).

(b) Notice of Acceptance. Each Purchaser that wishes to accept the Offer shall deliver written notice thereof (a “Notice of Acceptance”) to the Company prior to the expiration of the Offer Period, specifying the amount of such Purchaser’s Basic Amount that the Purchaser elects to purchase and, if such Purchaser elects to purchase all of its Basic Amount, the Undersubscription Amount that Purchaser elects to purchase. If the aggregate of the Basic Amounts subscribed for by all Purchasers is less than the total Offered Securities, each Purchaser who has indicated in its Notice of Acceptance that it wishes to purchase Undersubscription Amounts shall be entitled to purchase all Undersubscription Amounts it has subscribed for; provided, however, that if the aggregate of the Undersubscription Amounts subscribed for exceed the difference between the Offered Securities and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each Purchaser who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Purchaser bears to the total Undersubscription Amounts subscribed for by all Purchasers, subject to rounding by the Board of Directors to the extent it deems reasonably necessary.

   (c) Permitted Sales of Refused Securities. In the event that Notices of Acceptance are not timely delivered by the Purchasers in respect of some or all of the Offered Securities, the Company shall have sixty (60) days from the expiration of the Offer Period to close the sale of all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by an Purchaser (the “Refused Securities”) to the persons or entities specified in the Offer, but only upon terms and conditions, including, without limitation, unit price and interest rates (if applicable), which are, in the aggregate, no more favorable to such other persons or entities or less favorable to the Company than those set forth in the Offer.

   (d) Reduction in Amount of Offered Securities. In the event that the Company proposes to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in paragraph (c) above), then each Purchaser may, at its option and in its sole and absolute discretion, reduce the number or other units of the Offered Securities specified in its Notice of Acceptance to an amount which shall be not less than the amount of the Offered Securities which such Purchaser elected to purchase pursuant to paragraph (b) above multiplied by a fraction, (A) the numerator of which shall be the amount of Offered Securities which the Company actually proposes to sell, and (B) the denominator of which shall be the amount of all Offered Securities. In the event that any Purchaser so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not sell or otherwise dispose of more than the reduced amount of the Offered Securities until such securities have been offered to the Purchasers in accordance herewith.

(e) Closing. Upon each closing of the purchase and sale of Offered Securities, the Purchaser shall purchase from the Company, and the Company shall sell to the Purchaser the number of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to paragraph (d) above if the Purchasers have so elected, upon the terms and conditions specified in the Offer. The purchase by the Purchasers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Purchasers of a purchase agreement relating to such Offered Securities on the same terms and conditions applicable to other persons or entities purchasing the Offered Securities.

   (f) Further Sale. In each case, any Offered Securities not purchased by the Purchasers or other persons or entities in accordance herewith may not be sold or otherwise disposed of by the Company until they are again offered to the Purchasers under the procedures specified herein.

5.6 Post-Closing Covenants.

(a) Board of Directors. The Company shall agree to take all necessary action to increase the number of individuals serving on its board of directors such that the Company’s board of directors shall be comprised of a majority of independent directors, as the term “independence” is defined in the Marketplace Rules of the Nasdaq Stock Market. As soon as possible after the final Closing, the Company shall appoint to its board of directors at least one independent director nominated for election by the Purchasers of a majority of Units subscribed for. After such initial appointment, the Company shall seek to nominate such individual for reelection to the board for at least two subsequent years.

(b) Securities Laws Disclosure. By 4:30 p.m. (New York City time) on the trading day immediately following each Closing, the Company will issue a press release or Current Report on Form 8-K disclosing the execution of this Agreement, the material terms of the transactions contemplated hereby and the closing of the transactions contemplated hereby. In addition, the Company will make such other filings and notices in the manner and time required by the Commission.

(c)  Reporting Requirements. The Company agrees that it will, during the period beginning on the initial Closing date and ending on the date on which the Shares and Warrant Shares may be publicly sold without limitation pursuant to Rule 144(k) of the Securities Act (i) cause its Common Stock to continue to be registered under Section 12(b) or 12(g) of the Exchange Act, (ii) comply in all respects with its reporting and filing obligations under the Exchange Act, and (iii) use commercially reasonable efforts to cause its quarterly reports to be filed under the Exchange Act without the need of filing a notice of extension for such filing.

(d)  Increase of Authorized Capital. The Company shall, as soon as possible after Closing, but in any event prior to the effective date of the Registration Statement contemplated by the Registration Rights Agreement, (A) obtain the approval of the requisite number of its stockholders necessary to amend its Certificate of Incorporation to increase the number of authorized shares of Common Stock to 950,000,000 shares of Common Stock, (B) comply with its obligations under the rules and regulations established by the U.S. Securities and Exchange Commission for obtaining such shareholder approval; and (C) file an Amendment to its Certificate of Incorporation and have such certificate accepted for filing by the Secretary of State for the State of Nevada.

5.7 Other Transactions.  The Company intends to offer to the holders of all of the Company’s currently outstanding Class A Common Stock Purchase Warrants, an opportunity to exercise such warrants at a reduced exercise price equal to $.01 per share, provided such warrant holders determine to exercise such warrants with the thirty-day period immediately following the Company’s making of such offer. At the conclusion of such thirty-day period, the exercise price of all unexercised Class A Warrants will be reset to its current price of $.03 per share and will continue to be exercisable in accordance with its terms for its stated duration.

ARTICLE VI
MISCELLANEOUS

6.1  Survival. The representations and warranties set forth in Articles II and III hereof shall survive the Closing. No investigation made by or on behalf of either party shall affect the representations and warranties made pursuant to this Agreement. No party makes any additional or implied representations other than those set forth herein.

6.2  Expenses. Each party hereto shall bear and pay all costs and expenses incurred by it in connection with the transactions contemplated hereby, including fees and expenses of its own brokers, finders, financial consultants, accountants and counsel.

6.3   Entire Agreement. This Agreement, including the Exhibits, contains the entire agreement and understanding of the parties with respect to its subject matter. This Agreement supersedes all prior arrangements and understandings between the parties, either written or oral, with respect to its subject matter.

6.4  Binding Effect of Subscription. The Purchaser hereby acknowledges and agrees, subject to any applicable state securities laws that the subscription and application hereunder are irrevocable, that the Purchaser is not entitled to cancel, terminate or revoke this Agreement and that this Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the Purchaser and his heirs, executors, administrators, successors, legal representatives, and assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several, and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives, and assigns.

6.5  Captions. The table of contents and captions contained in this Agreement are for reference purposes only and are not part of this Agreement.

6.6 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding a majority of the Units subscribed for in the Offering or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought (in the case of the Purchasers, such waiver shall be in writing and approved by a majority of the Purchasers). No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

6.7 Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail box, stamped, registered or certified mail, return receipt requested, addressed to such address as may be listed on the books of the Company, or, if to the Company, the Company’s executive office, or (b) delivered personally at such address.

6.8 Execution. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, or all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

6.9 Severability. Each provision of this Agreement is intended to be severable from every other provisions, and the invalidity or illegality of any portion hereof, shall not affect the validity or legality of the remainder hereof.

6.10 Non-Assignment. This Agreement is not transferable or assignable by the Purchaser except as may be provided herein.

6.11 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other reasonable costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

6.12  Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company, the Purchasers and their respective successors and permitted assigns.

Signature page to Securities Purchase Agreement Follows

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed by their signature as natural persons or by individuals by their duly authorized officers as of the __ day of _______, 2006.

THE COMPANY:

NANOSENSORS, INC.:

_______________________
By: Ted Wong
Chief Executive Officer

EXECUTION BY AN INDIVIDUAL
(Not applicable to entities)

IF YOU ARE PURCHASING SECURITIES WITH YOUR SPOUSE, YOU MUST BOTH SIGN THIS SIGNATURE PAGE.

 PLEASE INDICATE DESIRED TYPE OF OWNERSHIP OF SECURITIES:

[  ]  Individual

[  ]  Joint Tenants (rights of survivorship)

[  ]  Tenants in Common (no rights of survivorship)

I represent that the foregoing information is true and correct.

IN WITNESS WHEREOF, the undersigned has duly executed this Securities Purchase Agreement and agrees to the terms hereof.

Dated: __________________ _____2006

Subscription Amount: $_____________

Number of Shares of Common Stock to be purchased: _______________

Number of Warrants to be purchased: ___________

_____________________________________________
(Name of Investor - Please Print)

_____________________________________________
(Signature)

_____________________________________________
(Name of co-Investor - Please Print)

_____________________________________________
(Signature of Co-Investor)

PARTNERSHIP SIGNATURE PAGE

The undersigned PARTNERSHIP hereby represents and warrants that the person signing this Securities Purchase Agreement on behalf of the PARTNERSHIP is a general partner of the PARTNERSHIP, has been duly authorized by the PARTNERSHIP to acquire the Units and sign this Securities Purchase Agreement on behalf of the PARTNERSHIP and, further, that the undersigned PARTNERSHIP has all requisite authority to purchase such Units and enter into the Securities Purchase Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed this Securities Purchase Agreement and agrees to the terms hereof.

Dated: __________________ _____2006

Subscription Amount: $_____________

Number of Shares of Common Stock to be purchased: _______________

Number of Warrants to be purchased: ___________

_____________________________________________
Name of Partnership
(Please Type or Print)

By: ________________________________________________
(Signature)

Name: ______________________________________________
(Please Type or Print)

Title: ______________________________________________
(Please Type or Print)

CORPORATION/LIMITED LIABILITY COMPANY SIGNATURE PAGE

The undersigned CORPORATION or LIMITED LIABILITY COMPANY hereby represents and warrants that the person signing this Securities Purchase Agreement on behalf of the CORPORATION or LIMITED LIABILITY COMPANY has been duly authorized by all requisite action on the part of the CORPORATION or LIMITED LIABILITY COMPANY to acquire the Units and sign this Securities Purchase Agreement on behalf of the CORPORATION or LIMITED LIABILITY COMPANY and, further, that the undersigned CORPORATION or LIMITED LIABILITY COMPANY has all requisite authority to purchase the Units and enter into this Securities Purchase Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed this Securities Purchase Agreement and agrees to the terms hereof.

Dated: __________________ _____2006

Subscription Amount: $_____________

Number of Shares of Common Stock to be purchased: _______________

Number of Warrants to be purchased: ___________

_____________________________________________
Name of Corporation
Or Limited Liability Company
(Please Type or Print)

By: ________________________________________________
Signature

Name: ______________________________________________
(Please Type or Print)

Title: _______________________________________________
(Please Type or Print)

TRUST/RETIREMENT PLAN SIGNATURE PAGE

The undersigned TRUST or RETIREMENT PLAN hereby represents and warrants that the persons signing this Securities Purchase Agreement on behalf of the TRUST or RETIREMENT PLAN are duly authorized to acquire the Units and sign this Securities Purchase Agreement on behalf of the TRUST or RETIREMENT PLAN and, further, that the undersigned TRUST or RETIREMENT PLAN has all requisite authority to purchase such Units and enter into the Securities Purchase Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed this Securities Purchase Agreement and agrees to the terms hereof.

Dated: __________________ _____2006

Subscription Amount: $_____________

Number of Shares of Common Stock to be purchased: _______________

Number of Warrants to be purchased: ___________

_____________________________________________
Title of Trust or Retirement Plan
(Please Type or Print)

By: ________________________________________________
Signature of Trustee or
Authorized Signatory

Name of Trustee: ______________________________________
(Please Type or Print)

By: ________________________________________________
Signature of Co-Trustee if applicable

Name of Co-Trustee: ___________________________________
(Please Type or Print)